UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 30, 2011

CORNERWORLD CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	333-128614	98-0441869
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

13010 Preston Road, Suite 100

Dallas, Texas 75240

(Address of principal executive offices) (zip code)

(888) 837-3910

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into Material Definitive Agreement.

As previously reported, on March 30, 2011, CornerWorld Corporation (the “Company”) consummated the February 3, 2011 Settlement Agreement (the “Settlement Agreement”) with Mr. Ned Timmer (“Timmer”) by making a payment to Timmer totaling $6.0 million, among other things.  The Company raised the proceeds necessary to make the payment by entering into several new financing agreements, detailed as follows.

On March 30, 2011, the Company’s S Squared, L.L.C. (“S Squared”) and Enversa Companies, LLC (“Enversa”) operating divisions ( collectively “Borrowers"), entered into a $5.0 million credit agreement (the “Credit Agreement”) with Sovereign – Emerald Crest Capital Partners II, LP and Pacific Specialty Insurance Company (the “Senior Lenders”) whereby the Company issued each of the Senior Lenders a Promissory Note for $2.5 million (the “Senior Notes”).  Principal under the Promissory Notes is payable in quarterly installments of $125,000 ($62,500 per Senior Note) on the first day of each January, April, July and October, commencing on July 1, 2011 through the payment due October 1, 2012.  Commencing with the payment due on January 1, 2013 and thereafter, each subsequent quarterly installment of principal shall be in an amount equal to $275,000 until such point as the Senior Notes mature on March 31, 2015.  Interest on the outstanding principal amount under the Senior Notes is payable monthly in arrears at a variable rate of interest per annum equal to LIBOR plus 12% but, in no case, shall LIBOR ever be considered to be below 3%.  Accordingly, the Company will currently pay interest at a rate of 15% on the Senior Notes.  As additional consideration to induce the Senior Lenders to enter into the Senior Notes, the Company issued the Senior Lenders warrants (the “Senior Warrants”) to purchase up to 8,762,008 shares of CornerWorld Corporation Common stock.  The Senior Warrants can be exercised for an aggregate price of $100, have a 5 year term and contain certain put and call options.

The Credit Agreement provides that the Senior Notes are secured by substantially all of the Company’s and its subsidiaries’ assets and provides certain restrictive covenants with respect to the Company’s earnings, cash flows and  capital expenditures, among other things.  Pursuant to the Credit Agreement, the Company and its subsidiaries entered into a related  Pledge and Security Agreement by and between the Borrowers and the Senior Lenders (the PSA) and a Subordination Agreement by and between IU Holdings, LP ("Tier 2 Junior Lender"), IU Investments, LLC ("Tier 3 Junior Lender"), Internet University, Inc., ("Internet University"), Marc Blumberg, ("Blumberg"), Marc A. Pickren, ("Pickren", and collectively with Internet University and Blumberg, the "Tier 4 Junior Lenders"), Timmer ("Tier 6 Junior Lender") and Scott N. Beck ("Tier 7 Junior Lender"). The Subordination Agreement establishes the priority of liens amongst the Company’s various tiers of secured debt.  Also pursuant to the Credit Agreement, the Borrowers entered into a related a Joinder Agreement with Emerald Crest Management Company, LLC.  The foregoing description is a summary only and is qualified in its entirety by reference to copies of the Credit Agreement, the Senior Notes, the Senior Warrants, a form of the PSA, the Subordination Agreement and the Joinder Agreement that have been attached as Exhibits 10.1, 10.2, 10.3, 10.4, 10.5, 10.6, 10.7 and 10.8 hereto, respectively.

On March 30, 2011, the Company entered into a subordinated $1.5 million promissory note (the “Tier 2 Junior Note”) with the Tier 2 Junior Lender.  Principal under the Tier 2 Junior Note is payable in quarterly installments of $187,500  commencing on May 31, 2011 until such point as the Tier 2 Junior Note matures on February 28, 2013.  Interest on the outstanding principal amount under the Tier 2 Junior Note is payable monthly in arrears at a rate of 12% per annum.  As additional consideration to induce the Tier 2 Junior Lender to enter into this Promissory Note, the Company issued the Tier 2 Junior Lender, 48,414,132 shares of CornerWorld Corporation Common stock.  The Tier 2 Junior Lender is a party to the Subordination Agreement and, accordingly, is subordinated to the Senior Notes.  The Tier 2 Junior Note is secured by substantially all of the Company’s and its subsidiaries’ assets save for a certain patent owned by S Squared.  Simultaneous with executing the Tier 2 Junior Note, the Company and its subsidiaries entered into a related PSA. The foregoing description is a summary only and is qualified in its entirety by reference to copies of the Tier 2 Junior Note which has been attached as Exhibit 10.9 and the PSA, a form of which has been attached as Exhibit 10.6. The Tier 2 Junior Lender is a partnership whose limited partners include friends and family of executives of the Company.

On March 30, 2011, the Company entered into Amendment No. 3 (“IU Amendment No. 3”) to its Promissory Note to the Tier 3 Junior Lender (the “Tier 3 Junior Note”).  IU Amendment No. 3 revised the repayment schedule of the Tier 3 Junior Note such that the Company will make principal payments totaling $27,417/month until February 28, 2012, after which time the Company will pay $67,200 annually beginning March 31, 2012 until such time as the Tier 3 Junior Note is paid in full on March 31, 2016. Interest payments will be payable monthly at a rate of 10% per annum. The Tier 3 Junior Lender is a party to the Subordination Agreement and, accordingly, is subordinated to the Senior Notes and the Tier 2 Junior Note.  The Tier 3 Junior Note is secured by substantially all of the Company’s and its subsidiaries’ assets save for a certain patent owned by S Squared.  Simultaneous to executing the IU Amendment No. 3, the Company and its subsidiaries entered into a related PSA. The foregoing description is a summary only and is qualified in its entirety by reference to a copy of IU Amendment No. 3 which has been attached as Exhibit 10.10 and the PSA, a form of which has been attached as Exhibit 10.6.

On March 30, 2011, the Company entered into amendments to its promissory notes with the Tier 4 Junior Lenders (collectively the “Tier 4 Junior Notes”). The amendments to the Tier 4 Junior Notes revised the repayment schedules of the Tier 4 Junior Notes such that principal payments would be payable annually beginning on March 31, 2012 until such time as the Tier 4 Junior Notes mature on March 31, 2016. Interest payments will be payable monthly at a revised rate of 15% per annum. The holders of the Tier 4 Junior Notes are a party to the Subordination Agreement and, accordingly, are subordinated to the Senior Notes, the Tier 2 Junior Note and the Tier 3 Junior Note.  The Tier 4 Junior Notes are secured by substantially all of the Company’s and its subsidiaries’ assets save for a certain patent owned by S Squared.  Simultaneous to executing the respective amendments to the Tier 4 Junior Notes, the Company and its subsidiaries entered into a related PSA. The foregoing descriptions are a summaries only and are qualified in their entirety by reference to copies of Internet Amendment No. 2, Blumberg Amendment No. 2 and Pickren Amendment No. 2 which have been attached as Exhibits 10.11, 10.12, and 10.13, respectively as well as to the PSA, a form of which has been attached as Exhibit 10.6.

On March 30, 2011, the Company entered into a subordinated $400,000 promissory note (the “Tier 5 Junior Note”) with Internet University.  Principal under the Tier 5 Junior Note is payable in monthly installments of $25,000  commencing on April 30, 2011 until such point as the Tier 5 Junior Note matures on April 30, 2012.  Interest on the outstanding principal amount under the Tier 5 Junior Note is payable monthly in arrears at a rate of 15% per annum.  As additional consideration to induce Internet University to enter into this Promissory Note, the Company issued Internet University, 12,910,435 shares of CornerWorld Corporation Common stock.  Internet University is a party to the Subordination Agreement and, accordingly, is subordinated to the Senior Notes.  The Tier 5 Junior Note is secured by substantially all of the Company’s and its subsidiaries’ assets save for a certain patent owned by S Squared.  Simultaneous with executing the Tier 5 Junior Note, the Company and its subsidiaries entered into a related PSA. The foregoing description is a summary only and is qualified in its entirety by reference to a copy of the Tier 5 Junior Note, which has been attached as Exhibit 10.14, and the PSA, a form of which has been attached as Exhibit 10.6.

Pursuant to the Settlement Agreement, on March 30, 2011, the Company entered into a subordinated $1.8 million promissory note (the “Tier 6 Junior Note”) with Timmer.  Principal under the Tier 6 Junior Note is payable in annual installments of $360,000  commencing on April 30, 2012 until such point as the Tier 6 Junior Note matures on April 30, 2016.  Interest on the outstanding principal amount under the Tier 6 Junior Note is payable monthly in arrears at a rate of 10% per annum.  Timmer is a party to the Subordination Agreement and, accordingly, is subordinated to the Senior Notes, the Tier 2 Junior Note, the Tier 3 Junior Note, the Tier 4 Junior Notes and the Tier 5 Junior Note.  The Tier 6 Junior Note is secured by substantially all of the assets of the Company’s Woodland Holdings Corporation operating subsidiary.  Simultaneous with executing the Tier 6 Junior Note, the Company and its subsidiaries entered into a related PSA. The foregoing description is a summary only and is qualified in its entirety by reference to a copy of the Tier 6 Junior Note, which has been attached as Exhibit 10.15, and the PSA, a form of which has been attached as Exhibit 10.6.

On March 30, 2011, the Company entered into a subordinated $389,942 promissory note (the “Tier 7 Junior Note”) with Scott N. Beck, the Company’s Chief Executive Officer.  Principal under the Tier 7 Junior Note is payable in monthly installments of $12,746  commencing on April 30, 2011 until such point as the Tier 7 Junior Note matures on September 30, 2013.  Interest on the outstanding principal amount under the Tier 7 Junior Note is payable monthly in arrears at a rate of 10% per annum.  As additional consideration to induce Mr. Beck to enter into this Promissory Note, the Company issued Mr. Beck 12,585,802 shares of CornerWorld Corporation Common stock.  Mr. Beck is a party to the Subordination Agreement and, accordingly, the Tier 7 Junior Note is subordinated to the Senior Notes, the Tier 2 Junior Note, the Tier 3 Junior Note, the Tier 4 Junior Notes, Tier 5 Junior Note and the Tier 6 Junior Note.  The Tier 7 Junior Note is secured by substantially all of the Company’s and its subsidiaries’ assets save for a certain patent owned by S Squared.  Simultaneous to executing the Tier 7 Junior Note, the Company and its subsidiaries entered into a related PSA. The foregoing description is a summary only and is qualified in its entirety by reference to a copy of the Tier 7 Junior Note which has been attached as Exhibit 10.16 and the PSA, a form of which has been attached as Exhibit 10.6.  The Tier 7 Junior Note consists primarily of prior accounts payable.

On March 30, 2011, the Company entered into an unsecured $37,976 promissory note (the “Tier 8 Junior Note”) with Kelly Larabee Morlan.  Principal under the Tier 8 Junior Note is payable in monthly installments of $3,165  commencing on April 30, 2011 until such point as the Tier 8 Junior Note matures on March 30, 2012.  Interest on the outstanding principal amount under the Tier 8 Junior Note is payable monthly in arrears at a rate of 10% per annum.  As additional consideration to induce Ms. Morlan to enter into this Promissory Note, the Company issued Ms. Morlan 1,194,215 shares of CornerWorld Corporation Common stock.  The Tier 8 Junior Note is unsecured.  The foregoing description is a summary only and is qualified in its entirety by reference to a copy of the Tier 8 Junior Note which has been attached as Exhibit 10.17 hereto.  The Tier 8 Junior Note relates to prior accounts payable.

Finally, in connection with the sourcing of capital pursuant to the Credit Agreement, the Company issued warrants to Dragonfly Capital Partners LLC (the “Dragonfly Warrants”) to purchase up to 6,133,406 shares of CornerWorld Corporation Common stock.  The warrants can be exercised for an aggregate price of $100, have a 5 year term and contain certain put and call options.  The foregoing description is a summary only and is qualified in its entirety by reference to a copy of the Dragonfly Warrants which has been attached as Exhibit 10.18 hereto.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
10.1	Credit Agreement dated as of March 30, 2011 by and among Enversa Companies, LLC & S Squared, LLC and Pacific Specialty Insurance Company & Sovereign - Emerald Crest Capital Partners II, LP
10.2	Promissory Note dated as of March 30, 2011 by and among Enversa Companies, LLC & S Squared, LLC and Pacific Specialty Insurance Company
10.3	Promissory Note dated as of March 30, 2011 by and among Enversa Companies, LLC & S Squared, LLC and Sovereign - Emerald Crest Capital Partners II, LP
10.4	Warrant dated as of March 30, 2011 for Pacific Specialty Insurance Company purchase 4,381,004 Shares of Common Stock
10.5	Warrant dated as of March 30, 2011 for Emerald Crest Capital Partners II, LP purchase 4,381,004 Shares of Common Stock
10.6	A form of the Pledge and Security Agreement dated as of March 30, 2011
10.7	Subordination Agreement dated as of March 30, 2011 by and among Enversa Companies, LLC & S Squared, LLC and Pacific Specialty Insurance Company & Sovereign - Emerald Crest Capital Partners II, LP
10.8	Joinder Agreement dated as of March 30, 2011 by and among Enversa Companies, LLC & S Squared, LLC and Pacific Specialty Insurance Company & Sovereign - Emerald Crest Capital Partners II, LP
10.9	Promissory Note dated as of March 30, 2011 by and among Enversa Companies, LLC & S Squared, LLC and IU Holdings, LP
10.10	Amendment No. 3 to Promissory Note dated as of March 30, 2011 between CornerWorld Corporation and IU Investments, LLC
10.11	Amendment No. 2 to Promissory Note dated as of March 30, 2011 between CornerWorld Corporation and Internet University, Inc.
10.12	Amendment No. 2 to Promissory Note dated as of March 30, 2011 between CornerWorld Corporation and Marc Blumberg
10.13	Amendment No. 2 to Promissory Note dated as of March 30, 2011 between CornerWorld Corporation and Marc Pickren
10.14	Promissory Note dated as of March 30, 2011 by and among CornerWorld Corporation and Internet University, Inc.
10.15	Promissory Note dated as of March 30, 2011 by and among Woodland Holdings Corporation and Ned Timmer
10.16	Promissory Note dated as of March 30, 2011 by and among CornerWorld Corporation and Scott N. Beck
10.17	Promissory Note dated as of March 30, 2011 by and among CornerWorld Corporation and Kelly Larabee Morlan
10.18	Warrant dated as of March 30, 2011 for Dragonfly Partners to purchase 6,133,406 Shares of Common Stock

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CornerWorld Corporation

Dated: April 5, 2011	By:	/s/ V. Chase McCrea III V. Chase McCrea III Chief Financial Officer